Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of December 14, 2018, is made by and among GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation (“GCEAR”), GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Operating Partnership”), and GRIFFIN CAPITAL, LLC, a Delaware limited liability company (“GC LLC”).

RECITALS

WHEREAS, GCEAR, the Operating Partnership, GC LLC and Griffin Capital Company, LLC have entered into a Contribution Agreement dated December 14, 2018 (the “Contribution Agreement”), pursuant to which GC LLC and Griffin Capital Company, LLC are contributing personnel and certain other contributed assets used in its business to the Operating Partnership in exchange for the consideration described therein, including units of Class A limited partnership interest (the “OP Units”) in the Operating Partnership;

WHEREAS, upon the terms and subject to the conditions contained in the OP Partnership Agreement, the OP Units will be redeemable for shares of common stock of GCEAR, par value $0.001 per share (the “Common Stock”), provided, however, pursuant to the terms of the Contribution Agreement, such OP Units may not be redeemed by GC LLC for Common Stock of GCEAR until November 30, 2020 (the “Lock-Up Expiration”);

WHEREAS, as a condition to the consummation of the transactions contemplated by the Contribution Agreement, GCEAR has agreed to grant the registration rights set forth herein, after the Lock-Up Expiration, for the benefit of GC LLC; and

WHEREAS, the parties hereto desire to enter into this Agreement to evidence the foregoing agreement of GCEAR and the mutual covenants of the parties relating thereto.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.Definitions. In this Agreement, the following terms have the following respective meanings:

“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” means this Registration Rights Agreement, as it may be amended, supplemented or restated from time to time.

“Board” means the board of directors of GCEAR.

Exhibit 10.4

“Business Day” means any day other than a Saturday, Sunday or any day on which banks located in the State of New York are authorized or required to be closed for the conduct of regular banking business.

“Common Stock” has the meaning ascribed to it in the recitals hereof.

“Contribution Agreement” has the meaning ascribed to it in the recitals hereof.

“Demand Registration” has the meaning ascribed to it in Section 2(a).

“End of Suspension Notice” has the meaning ascribed to it in Section 4(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“GCEAR” has the meaning set forth to it in the preamble hereof and includes GCEAR’s successors by merger, acquisition, reorganization or otherwise.

“Holder” means each Person holding Registrable Shares, including (i) GC LLC and (ii) each Person holding Registrable Shares as a result of a transfer, distribution or assignment to that Person of Registrable Shares (other than pursuant to an effective Resale Registration Statement or Rule 144), provided, if applicable, such transfer, distribution or assignment is made in accordance with Section 10 of this Agreement. For the avoidance of doubt, the term “Holder” shall include any Person holding OP Units that are or have been issued pursuant to the Contribution Agreement even if such Person has not exchanged such OP Units for Common Stock.

“Indemnified Party” has the meaning ascribed to it in Section 8(a).

“Indemnifying Party” has the meaning ascribed to it in Section 8(c).

“Lock-Up Expiration” has the meaning ascribed to in the recitals hereof.

“Losses” has the meaning ascribed to it in Section 8(a).

“Maximum Number of Shares” has the meaning ascribed to it in Section 2(b).

“NYSE” means the New York Stock Exchange.

“Operating Partnership Agreement” means that certain Fourth Amended and Restated Limited Partnership Agreement of the Operating Partnership entered into concurrently herewith, as may be amended.

“OP Units” has the meaning ascribed to it in the recitals hereof.

“Person” means any natural person, corporation, general partnership, limited partnership, limited liability company, proprietorship, joint venture, other business organization, trust, union, association or any federal, state, municipal or local government, any instrumentality, subdivision, court, administrative

Exhibit 10.4

or regulatory agency or commission or other authority thereof, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority.

“Piggyback Registration” has the meaning ascribed to it in Section 3(a).

“Prospectus” means the prospectus included in any Resale Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by such Resale Registration Statement and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus. “Prospectus” shall also include any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Registrable Shares.

“Registrable Shares” means, with respect to any Holder, (i) the shares of Common Stock that are issued or issuable to such Holder pursuant to the Operating Partnership Agreement, (ii) any additional securities issued or issuable as a dividend or distribution on, in exchange for, or otherwise in respect of, such shares of Common Stock (including as a result of combinations, recapitalizations, mergers, consolidations, reorganizations or otherwise); provided that shares of Common Stock shall cease to be Registrable Shares with respect to any Holder at the time such shares have been (a) sold pursuant to a Resale Registration Statement or sold pursuant to Rule 144, or (b) sold to GCEAR or any of its subsidiaries.

“Registration Expenses” means any and all expenses incident to the performance of or compliance with this Agreement, including (i) all fees of the SEC, the NYSE or such other exchange on which the Registrable Shares are listed from time to time, and FINRA, (ii) all fees and expenses incurred in connection with compliance with federal or state securities or blue sky laws (including any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a blue sky memorandum and compliance with the rules of FINRA and NYSE or other applicable exchange), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Resale Registration Statement, any Prospectus, any amendments or supplements thereto, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Shares on the NYSE or other applicable exchange pursuant to Section 5(j), (v) the fees and disbursements of counsel for GCEAR and of the independent public accountants of GCEAR (including the expenses of any special audit, agreed upon procedures and “cold comfort” letters required by or incident to such performance), and (vi) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by GCEAR in connection with any Resale Registration Statement); provided, however, that Registration Expenses will exclude brokers’ or underwriters’ discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a Holder and the fees and disbursements of any counsel to the Holders other than as provided for in clause (ii) above.

“Renewal Deadline” has the meaning ascribed to it in Section 2(f).

“Resale Registration Statement” means any one or more registration statements of GCEAR filed under the Securities Act, whether pursuant to a Demand Registration, Piggyback Registration or otherwise, covering the resale of any of the Registrable Shares pursuant to the provisions of this

Exhibit 10.4

Agreement, and all amendments and supplements to any such registration statements, including post-effective amendments and new registration statements, in each case including the prospectus contained therein, all exhibits thereto and all materials and documents incorporated by reference therein.

“Rule 144” means Rule 144 under the Securities Act.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Selling Expenses” means, if any, all underwriting or broker fees, discounts and selling commissions or similar fees or arrangements, fees of counsel to the selling Holder(s) (other than as specifically provided in the definition of “Registration Expenses” above) and transfer taxes allocable to the sale of the Registrable Shares included in the applicable offering.

“Suspension Event” has the meaning ascribed to it in Section 4(c).

“Suspension Notice” has the meaning ascribed to it in Section 4(c).

Section 2.    Demand Registration Rights.

(a)    Subject to the provisions hereof, Holder at any time from and after the Lock-Up Expiration, may request registration for resale under the Securities Act of all or part of the Registrable Shares (a “Demand Registration”) by giving written notice thereof to GCEAR, which request will specify the number of shares of Registrable Shares to be offered by Holder, whether the intended manner of sale will include or involve an underwritten offering and whether such Resale Registration Statement will be a “shelf” Resale Registration Statement under Rule 415 promulgated under the Securities Act). Notwithstanding the foregoing, Holder may provide notice of its intent to request a Demand Registration up to 60 days prior to the Lock-Up Expiration, provided, however, that no such registration shall become effective until after the Lock-Up Expiration. Subject to Sections 2(c) and 2(e) below and the last sentence of this Section 2(a), GCEAR will use commercially reasonable efforts (i) to file a Resale Registration Statement (which will be a “shelf” Resale Registration Statement under Rule 415 promulgated under the Securities Act if requested pursuant to Holder’s request pursuant to the first sentence of this Section 2(a)) registering for resale such number of Registrable Shares as requested to be so registered within 30 days in the case of a registration on Form S-3 (and 60 days in the case of a registration on Form S-11 or such other appropriate form) after Holder’s request therefor, and (ii) to cause such Resale Registration Statement to be declared effective by the SEC as soon as reasonably practicable thereafter. Notwithstanding the foregoing, GCEAR will not be required to effect a registration pursuant to this Section 2(a):

(i)    with respect to securities that are not Registrable Shares, or
(ii)    within 180 days after the effective date of a prior Demand Registration (other than any such registration on Form S-3) in respect of GCEAR’s Common Stock.

If permitted under the Securities Act, such Resale Registration Statement will be one that is automatically effective upon filing. Notwithstanding anything to the contrary contained in this Section 2(a), if at the time GCEAR receives a request for a Demand Registration, GCEAR has an effective shelf registration

Exhibit 10.4

statement, GCEAR may include all or part of the Registrable Shares covered by such request in such registration statement, including by virtue of including the Registrable Shares in a prospectus supplement to such shelf registration statement and filing such prospectus supplement pursuant to Rule 424(b)(7) under the Securities Act (in which event, GCEAR shall be deemed to have satisfied its registration obligation under this Section 2(a) with respect to such Demand Registration request and such shelf registration statement shall be deemed to be a Resale Registration Statement for purposes of this Agreement.

(b)    If such Demand Registration is in respect of an underwritten offering and the managing underwriters of the requested Demand Registration advise GCEAR and Holder that in the reasonable opinion of the managing underwriters the number of shares of Common Stock proposed to be included in the Demand Registration exceeds the number of shares of Common Stock that can be sold in such underwritten offering without materially delaying or jeopardizing the success of the offering (including the offering price per share) (such maximum number of shares, the “Maximum Number of Shares”), GCEAR will include in such Demand Registration only such number of shares of Common Stock that, in the reasonable opinion of the managing underwriters, can be sold without materially deleting or jeopardizing the success of the offering (including the offering price per share), with such Maximum Number of Shares allocated (1) first, to the shares of Common Stock that the Holder of Registrable Shares proposes to sell and (2) second, to the shares of Common Stock proposed to be included therein by any other Persons (including shares of Common Stock to be sold for the account of the Company or other holders of Common Stock) allocated among such Persons in such manner as they may agree.

(c)    If any of the Registrable Shares covered by a Demand Registration are to be sold in an underwritten offering, GCEAR shall have the right to (i) select the underwriters (and their roles) in the offering, provided that such underwriters are reasonably acceptable to Holder; and (ii) determine the structure of the offering and negotiate the terms of any underwritten agreement as they relate to Holder, including the number of shares to be sold (if not all shares offered can be sold at the highest price offered by the underwriters), the offering price and underwriting discount; provided that such structure and terms are acceptable to Holder, in its sole discretion.

(d)    Notwithstanding the foregoing, if the Board determines in its good faith judgment that the filing of a Demand Registration would (i) be seriously detrimental to GCEAR in that such registration would interfere with a material corporate transaction, or (ii) require the disclosure of material non-public information concerning GCEAR that at the time is not, in the good faith judgment of the Board, in the best interest of GCEAR to disclose and is not, in the opinion of GCEAR’s counsel, otherwise required to be disclosed, then (x) GCEAR will have the right to defer such filing for a period of not more than 60 days after receipt of any demand by Holder, and (y) GCEAR will not exercise its right to defer a Demand Registration more than once in any 12-month period. GCEAR will give written notice of its determination to Holder to defer the filing and of the fact the purpose for such deferral no longer exists, in each case, promptly after the occurrence thereof.

(e)    Upon the effectiveness of any Demand Registration, GCEAR will use commercially reasonable efforts to keep the Resale Registration Statement continuously effective until such time as all of the Registrable Shares covered by such Demand Registration have been sold pursuant to such Demand Registration.

Exhibit 10.4

(f)    If, by the third anniversary (the “Renewal Deadline”) of the initial effective date of a Resale Registration Statement filed pursuant to Section 2(a), any of the Registrable Shares remain unsold by Holder included on such registration statement, GCEAR will file, if it has not already done so and is eligible to do so, a new Resale Registration Statement covering the Registrable Shares included on the prior Resale Registration Statement; if at the Renewal Deadline GCEAR is not eligible to file an automatic shelf registration statement, GCEAR will, if it has not already done so, file a new Resale Registration Statement and will use commercially reasonable efforts to cause such Resale Registration Statement to be declared effective within 180 days after the Renewal Deadline; and GCEAR will take all other action necessary or appropriate to permit public offering and sale of the Registrable Shares to continue as contemplated in the expired Resale Registration Statement. References herein to Resale Registration Statement shall include such new shelf registration statement.

Section 3.    Piggyback Registration.

(a)    If at any time GCEAR has registered, or has determined to register, any of its securities for its own account or for the account of other security holders of GCEAR on any registration form (other than Form S-4 or S-8) that permits the inclusion of the Registrable Shares (a “Piggyback Registration”), GCEAR will give Holder written notice thereof promptly (but in no event less than 20 days prior to the anticipated filing date) and, subject to Section 3(b), will include to such registration all Registrable Shares requested to be included therein pursuant to the written request of Holder. Notwithstanding the foregoing, GCEAR will not be required to include any Registrable Shares in any registration under this Section 3(a) prior to the Lock-Up Expiration.

(b)    If a Piggyback Registration is initiated as a primary underwritten offering on behalf of GCEAR, and the managing underwriters advise GCEAR and Holder that, in the reasonable opinion of the managing underwriters, the number of shares of Common Stock proposed to be included in such registration exceeds the Maximum Number of Shares, GCEAR will include in such registration, unless otherwise agreed by GCEAR and Holder, (i) first, the number of shares of Common Stock that GCEAR proposes to sell, and (ii) second, the Registrable Shares of Holder.

(c)    If a Piggyback Registration is initiated as an underwritten registration on behalf of a holder of shares of Common Stock other than under this Agreement, and the managing underwriters advise GCEAR that, in the reasonable opinion of the managing underwriters, the number of shares of Common Stock proposed to be included in such registration exceeds the Maximum Number of Shares, then GCEAR will include in such registration, unless otherwise agreed by GCEAR and the holders (including the Holders, if any), (i) first the number of shares of Common Stock requested to be included therein by the holder(s) requesting such registration, and (ii) second, (to the extent the amount of such shares of Common Stock to be sold by such other holders is less that the Maximum Number of Shares), the Registrable Shares requested to be included in such registration by Holder and the shares of Common Stock requested to be included in such registration by other holders, pro rata among the Holder and other holders on the basis of the number of Registrable Shares and other shares of Common Stock requested to be included by each such Holder and other holder, respectively.

(d)    If any Piggyback Registration is a primary or secondary underwritten offering, GCEAR will have the right to select, in its sole discretion, the managing underwriter or underwriters to administer any such offering.

Exhibit 10.4

(e)    GCEAR will not grant to any Person the right to request GCEAR to register any Common Stock in a Piggyback Registration unless such rights are consistent with the provisions of this Section 3.

(f)    Nothing in this Section 3 shall create any liability on the part of GCEAR to the Holder if GCEAR in its sole discretion decides not to file a registration statement previously proposed to be filed as described in Section 3(a) or to withdraw any such registration statement subsequent to its filing, regardless of any action whatsoever that a Holder may have taken, whether as a result of the issuance by GCEAR of any notice hereunder or otherwise.

Section 4.    Suspension.

(a)    Subject to the provisions of this Section 4 and a good faith determination by GCEAR that it is in the best interests of GCEAR to suspend the use of any Resale Registration Statement, following the effectiveness of such Resale Registration Statement (and the filings with any U.S. federal or state securities commission), GCEAR, by written notice to Holder, may direct Holder to suspend sales of the Registrable Shares pursuant to such Resale Registration Statement for such times as GCEAR reasonably may determine is necessary and advisable (but in no event for more than 30 days in any 90-day period or 90 days in any 365-day period), if any of the following events will occur: (i) an underwritten public offering of Common Stock by GCEAR if GCEAR is advised by the underwriters that the concurrent resale of the Registrable Shares by Holder pursuant to the Resale Registration Statement would have a material adverse effect on GCEAR’s offering, (ii) there is material non-public information regarding GCEAR that (A) GCEAR determines not to be in GCEAR’s best interest to disclose, (B) would, in the good faith determination of GCEAR, require a revision to the Resale Registration Statement so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (C) GCEAR is not otherwise required to disclose, or (iii) there is a significant bona fide business opportunity (including the acquisition or disposition of assets (other than in the ordinary course of business), including any significant merger, consolidation, tender offer or other similar transaction) available to GCEAR that GCEAR determines not to be in GCEAR’s best interests to disclose.

(b)    Upon the earlier to occur of (i) GCEAR delivering to Holder an End of Suspension Notice (as defined below), or (ii) the end of the maximum permissible suspension period, GCEAR will use commercially reasonable efforts to promptly amend or supplement the Resale Registration Statement so as to permit Holder to resume sales of the Registrable Shares as soon as possible.

Exhibit 10.4

(c)    In the case of an event that causes GCEAR to suspend the use of a Resale Registration Statement (a “Suspension Event”), GCEAR will give written notice (a “Suspension Notice”) to Holder to suspend sales of the Registrable Shares, and such notice will state that such suspension will continue only for so long as the Suspension Event or its effect is continuing and GCEAR is taking all reasonable steps to terminate suspension of the effectiveness of the Resale Registration Statement as promptly as possible. Holder will not affect any sales of the Registrable Shares pursuant to such Resale Registration Statement (or such filings) at any time after it has received a Suspension Notice from GCEAR prior to receipt of an End of Suspension Notice (as defined below). If so directed by GCEAR, Holder will deliver to GCEAR (at the reasonable expense of GCEAR) all copies other than permanent file copies then in Holder’s possession of the Prospectus covering the Registrable Shares at the time of receipt of the Suspension Notice. Holder may recommence effecting sales of the Registrable Shares pursuant to the Resale Registration Statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from GCEAR, which End of Suspension Notice will be given by GCEAR to Holder in the manner described above promptly following the conclusion of any Suspension Event and its effect.

Section 5.    Registration Procedures. In connection with the obligations of GCEAR with respect to any registration pursuant to this Agreement, GCEAR will:

(a)    prepare and file with the SEC, as specified in this Agreement, each Resale Registration Statement, which will comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use commercially reasonable efforts to cause any Resale Registration Statement to become and remain effective as set forth in Section 2;

(b)    subject to Section 4, (i) prepare and file with the SEC such amendments and post-effective amendments to each such Resale Registration Statement as may be necessary to keep such Resale Registration Statement effective for the period described in Section 2 hereof, (ii) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act, and (iii) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by each Resale Registration Statement during the applicable period in accordance with the intended method or methods of distribution specified by Holder;

(c)    furnish to Holder, without charge, such number of copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as any such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; GCEAR hereby consents to the use of such Prospectus, including each preliminary Prospectus, by Holder in connection with the offering and sale of the Registrable Shares covered by any such Prospectus;

(d)    use commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the applicable Resale Registration Statement is declared effective by the SEC under all applicable state securities or “blue sky” laws of such domestic jurisdiction as Holder may reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Resale Registration Statement is required to be kept effective pursuant to Section 2 and do any and all other acts and things that may be reasonably necessary or advisable to enable Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by Holder;

Exhibit 10.4

(e)    notify Holder and, if requested, confirm such advice in writing (i) when such Resale Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of such Resale Registration Statement or the initiation of any proceedings for that purpose, (iii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to such Resale Registration Statement or related Prospectus or for additional information, and (iv) of the happening of any event during the period such Resale Registration Statement is effective as a result of which such Resale Registration Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information will be accompanied by an instruction to suspend the use of the Resale Registration Statement and the Prospectus until the requisite changes have been made;

(f)    during the period of time referred to in Section 2, use its best efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Resale Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as promptly as practicable;

(g)    upon request, furnish to Holder, without charge, at least one conformed copy of such Resale Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(h)    except as provided in Section 4, upon the occurrence of any event contemplated by Section 5(e)(iv), use commercially reasonable efforts to promptly prepare a supplement or post-effective amendment to a Resale Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, upon request, promptly furnish to Holder a reasonable number of copies of each such supplement or post-effective amendment;

(i)    enter into customary agreements and take all other action in connection therewith in order to expedite or facilitate the distribution of the Registrable Shares included in such Resale Registration Statement (including, without limitation, making appropriate officers of GCEAR available to participate in “road shows,” one-on-one meetings with institutional investors and other customary marketing activities);

(j)    use commercially reasonable efforts (including seeking to cure GCEAR’s listing or inclusion application any deficiencies cited by the exchange or market) to list or include all Registrable Shares on any securities exchange on which such Registrable Shares are then listed or included, and enter into such customary agreements including a supplemental listing application and indemnification agreement in customary form;

(k)    prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent GCEAR’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the effectiveness period of the Resale Registration Statement as required by Section 2 hereof, GCEAR will register the Registrable Shares under the Exchange Act and maintain such registration through the effectiveness period required by Section 2;

Exhibit 10.4

(l)    (i) otherwise use commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the SEC, (ii) make generally available to its stockholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering at least 12 months that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and (iii) delay filing any Resale Registration Statement or Prospectus or amendment or supplement to such Resale Registration Statement or Prospectus to which Holder will have reasonably objected on the grounds that such Resale Registration Statement or Prospectus or amendment or supplement does not comply in all material respects with the requirements of the Securities Act, Holder having been furnished with a copy thereof at least two Business Days prior to the filing thereof; provided, however, that GCEAR may file such Resale Registration Statement or Prospectus or amendment or supplement following such time as GCEAR will have made a good faith effort to resolve any such issue with Holder and will have advised Holder in writing of its reasonable belief that such filing complies in all material respects with the requirements of the Securities Act;

(m)    cause to be maintained a registrar and transfer agent for all Registrable Shares covered by any Resale Registration Statement from and after a date not later than the effective date of such Resale Registration Statement;

(n)    in connection with any sale or transfer of the Registrable Shares (whether or not pursuant to a Resale Registration Statement) that will result in the securities being delivered no longer constituting Registrable Shares, cooperate with Holder to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates will not bear any transfer restrictive legends arising under federal or state securities laws, and to enable such Registrable Shares to be in such denominations and registered in such names as Holder may request at least three Business Days prior to any sale of the Registrable Shares;

(o)    in connection with a public offering of Registrable Shares, whether or not such offering is an underwritten offering, use commercially reasonable efforts to obtain a “comfort” letter from the independent public accountant for GCEAR and any acquisition target of GCEAR whose financial statements are required to be included or incorporated by reference in any Resale Registration Statement, in form and substance customarily given by independent certified public accountants in an underwritten public offering, addressed to the underwriters, if any, and to Holder;

(p)    execute and deliver all instruments and documents (including an underwriting agreement or placement agent agreement, as applicable in customary form) and take such other actions and obtain such certificates and opinions as sellers of the Registrable Shares being sold reasonably request in order to effect a public offering of such Registrable Shares and in such connection, whether or not an underwriting agreement is entered into and whether or not the offering is an underwritten offering, (i) make such representations and warranties to Holder and the underwriters, if any, with respect to the business of GCEAR and its subsidiaries, and the Resale Registration Statement and documents, if any, incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, and (ii) use commercially reasonable efforts to furnish to Holder and the underwriters of such Registrable Shares opinions and negative assurance letters of counsel to GCEAR and updates thereof (which counsel and opinions (in form, scope and substance) will be reasonably satisfactory to the managing underwriters, if any, and counsels to Holder), covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and any such underwriters; and

Exhibit 10.4

(q)    upon reasonable request of Holder, GCEAR will file an amendment to any applicable Resale Registration Statement (or Prospectus supplement, as applicable), to update the information provided by Holder in connection with Holder’s disposition of Registrable Shares.

Section 6.    Required Information.

(a)    GCEAR may require Holder to furnish in writing to GCEAR such information regarding Holder and the proposed distribution of Registrable Shares by Holder as GCEAR may from time to time reasonably request in writing or as will be required to effect registration of the Registrable Shares. Holder further agrees to furnish promptly to GCEAR in writing all information required from time to time to make the information previously furnished by Holder not misleading.

(b)    Holder agrees that, upon receipt of any notice from GCEAR of the happening of any event of the kind described in Sections 5(e)(ii), 5(e)(iii) or 5(e)(iv) hereof, Holder will immediately discontinue disposition of Registrable Shares pursuant to a Resale Registration Statement until (i) any such stop order is vacated, or (ii) if an event described in Sections 5(e)(iii) or 5(e)(iv) occurs, Holder’s receipt of the copies of the supplemented or amended Prospectus. If so directed by GCEAR, Holder will deliver to GCEAR (at the reasonable expense of GCEAR) all copies, other than permanent file copies then in Holder’s possession, in its possession of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

Section 7.    Registration Expenses. GCEAR will pay all Registration Expenses in connection with the registration of the Registrable Shares pursuant to this Agreement and any other actions that may be taken in connection with the registration contemplated herein. Holder will bear all Selling Expenses and any other expense relating to a registration of Registrable Shares pursuant to this Agreement and any other Selling Expenses relating to the sale or disposition of Holder’s Registrable Shares pursuant to any Resale Registration Statement.

Section 8.    Indemnification.

(a)    GCEAR will indemnify and hold harmless Holder, each Person who controls Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, members, managers, stockholders, partners, limited partners, agents and employees of each of them (each an “Indemnified Party”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in the Resale Registration Statement or any Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by GCEAR of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement; in each case, except to the extent, but only to the extent, that (A) such untrue statement or omission is based upon information regarding Holder furnished in writing to GCEAR by or on behalf of Holder expressly for use therein, or (B) such information relates to Holder or Holder’s proposed method of distribution of the Registrable Shares and was approved in writing by or on behalf of Holder expressly for use in the Resale Registration Statement, such Prospectus or in any amendment or supplement thereto.

Exhibit 10.4

(b)    Holder will indemnify and hold harmless GCEAR, and the directors of GCEAR, each officer of GCEAR who will sign a Resale Registration Statement, each underwriter, broker or other Person acting on behalf of the holders of securities included in a Resale Registration Statement, and each Person who controls any of the foregoing Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Resale Registration Statement or any Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, but only to the extent that (i) such untrue statement or omission is based upon information regarding Holder furnished in writing to GCEAR by or on behalf of Holder expressly for use therein, or (ii) such information relates to Holder or Holder’s proposed method of distribution of the Registrable Shares and was approved in writing by or on behalf of Holder expressly for use in the Resale Registration Statement, such Prospectus or in any amendment or supplement thereto.

(c)    Each Indemnified Party under this Section 8 will give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party will not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 8 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party will assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party will have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel will be at the expense of the Indemnified Party, unless (i) the employment of such counsel will have been authorized in writing by the Indemnifying Party in connection with the defense of such action, (ii) the Indemnifying Party will not have employed counsel to take charge of the defense of such action or (iii) the Indemnified Party will have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party will not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses will be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, will, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement unless such judgment or settlement (i) includes an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

Exhibit 10.4

(d)    If the indemnification provided for in this Section 8 is unavailable to a party that would have been an Indemnified Party under this Section 8 in respect of any expenses, claims, losses, damages and liabilities referred to herein, then each party that would have been an Indemnifying Party hereunder will, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. GCEAR and Holder agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable consideration referred to above in this Section 8(d).

(e)    No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f)    In no event will any Holder be liable for any expenses, claims, losses, damages or liabilities pursuant to this Section 8 in excess of the net proceeds to Holder of any Registrable Shares sold by Holder.

Section 9.    Rule 144. GCEAR shall, at GCEAR’s expense, for so long as any Holder holds any Registrable Shares, use commercially reasonable efforts to cooperate with Holder, as may be reasonably requested by Holder from time to time, to facilitate any proposed sale of Registrable Shares by Holder in accordance with the provisions of Rule 144, including by using commercially reasonable efforts (i) to comply with the current public information requirements of Rule 144 and (ii) to provide opinions of counsel as may be reasonably necessary in order for Holder to avail itself of such rule to allow Holder to sell such Registrable Shares without registration.

Section 10.    Transfer of Registration Rights. The rights and obligations of GC LLC under this Agreement may be transferred or otherwise assigned to a transferee or assignee of Registrable Shares, provided (i) such transferee or assignee becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if such transferee or assignee were an original party hereunder, and (ii) GCEAR is given written notice by GC LLC of such transfer or assignment stating the name and address of such transferee or assignee and identifying the securities with regard to which such rights and obligations are being transferred or assigned.

Section 11.    Miscellaneous.

(a)    Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement and any claim, controversy or dispute arising under or related in any way to this Agreement, the relationship of the parties, the transactions contemplated by this Agreement and/or the interpretation and enforcement of the rights and duties of the parties hereunder or related in any way to the foregoing, will be governed by and construed in accordance with the laws of the State of Maryland without giving effect to any choice or conflict of law provision or rule (whether of the State of Maryland or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Maryland.

Exhibit 10.4

EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF MARYLAND FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION CONTEMPLATED HEREBY AND AGREES THAT ALL CLAIMS IN RESPECT OF THE SUIT, ACTION OR OTHER PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH PARTY AGREES TO COMMENCE ANY SUCH SUIT, ACTION OR OTHER PROCEEDING IN ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF MARYLAND. EACH PARTY WAIVES ANY DEFENSE OF IMPROPER VENUE OR INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING SO BROUGHT AND WAIVES ANY BOND, SURETY, OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO. ANY PARTY MAY MAKE SERVICE ON ANY OTHER PARTY BY SENDING OR DELIVERING A COPY OF THE PROCESS TO THE PARTY TO BE SERVED AT THE ADDRESS AND IN THE MANNER PROVIDED FOR THE GIVING OF NOTICES IN SECTION 11(E). NOTHING IN THIS SECTION 11(A), HOWEVER, WILL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AT EQUITY. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING SO BROUGHT WILL BE CONCLUSIVE AND MAY BE ENFORCED BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW OR AT EQUITY.

EACH OF THE PARTIES HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS AND OBLIGATIONS. EACH OF THE PARTIES (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (II) ACKNOWLEDGES THAT SUCH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

(b)    Entire Agreement. This Agreement, together with the Contribution Agreement, constitutes the full and entire understanding and agreement among the parties with regard to the subject hereof.

Exhibit 10.4

(c)    Interpretation and Usage. In this Agreement, unless there is a clear contrary intention: (i) when a reference is made to a section, an annex or a schedule, that reference is to a section, an annex or a schedule of or to this Agreement; (ii) the singular includes the plural and vice versa; (iii) reference to any agreement, document or instrument means that agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (iv) reference to any statute, rule, regulation or other law means that statute, rule, regulation or law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law means that section or provision from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of that section or provision; (v) “hereunder,” “hereof,” “hereto,” and words of similar import will be deemed references to this Agreement as a whole and not to any particular article, section or other provision of this Agreement; (vi) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (vii) references to agreements, documents or instruments will be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and (viii) the terms “writing,” “written” and words of similar import will be deemed to include communications and documents in e-mail, fax or any other similar electronic or documentary form.

(d)    Amendment. No supplement, modification, waiver or termination of this Agreement will be binding unless executed in writing by GCEAR and Holder.

(e)    Notices, etc. Any notice or other communication hereunder must be given in writing and either (a) delivered in Person, (b) transmitted by electronic mail or facsimile, (c) transmitted by telefax or telecommunications mechanism provided, that receipt is confirmed and any notice so given is also mailed as provided in the following clause (d), or (d) mailed by certified or registered mail, postage prepaid, return receipt requested as follows:

If to GC LLC, addressed to:
Griffin Capital Company, LLC
Griffin Capital Plaza
1520 E. Grand Avenue
El Segundo, CA 90245
Attention: Kevin Shields; Howard Hirsch; Joe Miller
Email: shields@griffincapital.com; hhirsch@griffincapital.com; jmiller@griffincapital.com
With a copy (which shall not constitute notice) to:
Baker & McKenzie LLP
300 East Randolph Street, Suite 5000
Chicago, IL 60601 United States
Attention: Daniel Cullen
Email: daniel.cullen@bakermckenzie.com
If to GCEAR, addressed to:
Griffin Capital Essential Asset REIT, Inc.
Griffin Capital Plaza

Exhibit 10.4

1520 E. Grand Avenue
El Segundo, CA 90245
Attention: Michael J. Escalante; Javier Bitar
Email: mescalante@griffincapital.com; jbitar@griffincapital.com
With a copy (which shall not constitute notice) to:
Nelson Mullins Riley & Scarborough LLP
201 17th Street NW, Suite 1700
Atlanta, GA 30363
Attention: Michael K. Rafter, Esq.
Email: mike.rafter@nelsonmullins.com
or to such other address or to such other Person as each Party shall have last designated by such notice to the other Parties. Each such notice or other communication shall be effective (i) when delivered in Person, (ii) if given by telecommunication, when transmitted to the applicable number so specified in (or pursuant to) this Section 11(e) and an appropriate confirmation is received, and (iii) if given by mail, three (3) Business Days after delivery or the first attempted delivery.
(f)    Counterparts. This Agreement may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile, and each of which shall be deemed an original of this Agreement, and all of which, when taken together, shall be deemed to constitute one and the same Agreement.

(g)    Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable by any governmental entity, the remaining provisions of this Agreement shall remain in full force and effect; provided that the essential terms and conditions of this Agreement for all parties remain valid, binding and enforceable. In the event of any such determination, the parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intents and purposes hereof. To the extent permitted by law, the parties hereby to the same extent waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

(h)    Section Titles. Section titles are for descriptive purposes only and will not control or alter the meaning of this Agreement as set forth in the text.

(i)    Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. In the event that GCEAR or any of its successors or permitted assigns (i) consolidates or amalgamates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation, amalgamation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case as a condition thereto, GCEAR (or its successors or permitted assigns) shall cause such Person to assume the obligations of GCEAR set forth in this Agreement. If any successor or permitted assignee of GC LLC will acquire Registrable Shares in any manner, whether by operation of law or otherwise, (a) such successor or permitted assignee will be entitled to all of the benefits of GC LLC under this Agreement and (b) such Registrable Shares will be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Shares such Person will be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

Exhibit 10.4

(j)    Remedies; No Waiver. Each party acknowledges and agrees that the other parties would be irreparably damaged in the event that the covenants set forth in this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that each party hereto will be entitled to seek an injunction to specifically enforce the terms of this Agreement solely in the courts specified in Section 11(a), in addition to any other remedy to which such party may be entitled hereunder, at law or in equity.

No failure or delay by a party in exercising any right or remedy provided by law or under this Agreement will impair such right or remedy or operate or be construed as a waiver or variation of it or preclude its exercise at any subsequent time and no single or partial exercise of any such right or remedy will preclude any further exercise of it or the exercise of any other remedy.

(k)    Attorneys’ Fees. If Holder brings an action to enforce its rights under this Agreement, the prevailing party in the action is entitled to recover its costs and expenses, including reasonable attorneys’ fees, incurred in connection with such action, including any appeal of such action.

(l)    Changes in Securities Laws. In the event any amendment, repeal or other change in the securities laws will render the provisions of this Agreement inapplicable, GCEAR will provide Holder with substantially similar rights to those granted under this Agreement and use it good faith efforts to cause such rights to be as comparable as possible to the rights granted to Holder hereunder.

[Signatures appear on next page]

Exhibit 10.4

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

GC LLC: GRIFFIN CAPITAL, LLC a Delaware limited liability company By: /s/ Kevin A. Shields Kevin A. Shields Chief Executive Officer

GCEAR:

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.
a Maryland corporation

By:   /s/ Michael J. Escalante
Michael J. Escalante
Chief Executive Officer

OPERATING PARTNERSHIP:

GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P.
a Delaware limited partnership

By: GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.
Its General Partner

By:   /s/ Michael J. Escalante
Michael J. Escalante
Chief Executive Officer

[Signature Page to Registration Rights Agreement]